--------------------------------------------------------------------------------
                                    SELIGMAN




                                    SELIGMAN
                                 COMMUNICATIONS
                                 AND INFORMATION
                                   FUND, INC.

================================================================================

SEEKING  CAPITAL  GAIN BY  INVESTING  IN  COMPANIES  OPERATING IN ALL ASPECTS OF
              COMMUNICATIONS, INFORMATION, AND RELATED INDUSTRIES.

                      DECEMBER 31, 1996 . 14th ANNUAL REPORT

================================================================================

J. & W. SELIGMAN & CO. INCORPORATED

OVER THE
LONG TERM

1986...

"Your Fund's broad charter allows it to participate in all aspects of the INFORMATION EXPLOSION. During the year, portfolio policy focused on providing a broadly diversified base of companies with unique products and services and dominant positions in their niches of the marketplace."

                                                               -- FRED E. BROWN,
                                                                   FUND CHAIRMAN
                                                                       1983-1988

1996...

"Today, we are on the cutting edge of a new world of technology and have entered into an incredible information revolution that has far-reaching potential. The explosive growth of personal computers in the home, advances in microprocessor circuitry, the Internet and its proliferating services, and the expansion of networking capabilities are among the exciting developments offering new investment opportunities."

                                                           -- WILLIAM C. MORRIS,
                                                                   FUND CHAIRMAN
                                                                    1989-PRESENT

TIME IS THE TEST

In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 40 investment options.

A PLACE IN HISTORY

Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company.

SELIGMAN COMMUNICATIONS
AND INFORMATION FUND

Seligman Communications and Information Fund, established June 23, 1983, seeks capital gain by investing primarily in the securities of companies operating in all aspects of the communications, information, and related industries. Since its inception, Seligman Communications and Information Fund has helped investors pursue their financial goals.

                                    [Photo]

                                [Photo Caption]

                       JAMES, JESSE, AND JOSEPH SELIGMAN

================================================================================

FELLOW
SHAREHOLDERS

In 1996, Seligman Communications and Information Fund noticeably underperformed the Standard & Poor's 500 Composite Stock Price Index and its peers, as measured by the Lipper Science and Technology Funds Average. Much of the difficulty was encountered in the first half of the year; investment performance in the third and fourth quarters improved dramatically. The Fund's investment results as of December 31, 1996, begin on page 4.

       In the market for technology stocks, as in equity markets generally, the largest companies were the strongest performers in 1996. The first two quarters of 1996 were generally disappointing for technology stocks because the semiconductor and semiconductor capital equipment industries experienced reduced product demand after a rapid inventory build-up. This particularly affected the Fund because of its weighting in these areas. In the second half of the year, the growing strength of the global personal computer market helped improve market psychology, and quelled fears of reduced future earnings in the technology sector. Strong third quarter earnings reports also contributed to positive investor sentiment. Further, excessive memory chip inventories, which had lingered for most of the year, ended in the fourth quarter.

       This year, your Fund's Manager, J. & W. Seligman & Co. Incorporated, has taken several steps to increase the resources available to the Fund, including the addition of senior investment personnel. Two seasoned technology investment professionals, Storm Boswick and Paul Krieger, were added to the Seligman Technology Team in New York; they provide specialized knowledge in the telecommunications, media, newspaper, cellular services, cable television, computer services, networking, and communications equipment sectors. A third new team member, Carolyn Rogers, is based in Silicon Valley to provide the Technology Team with closer access to key corporate officers in the semiconductor and semiconductor capital equipment industries. These additions to your Fund's team should help meet the challenges of investing in the growing technology-based industries.

       Though 1996 was a difficult year, we remain positive about the long-term outlook for the technology market and for your Fund. We believe that long-term capital appreciation opportunities remain in the technology sector. As 1996 illustrates, however, there can be short-term volatility. Accordingly, we believe the best strategy for growth of capital is long-term investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals, as it is time, not timing, that counts when it comes to investing.

       A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

     We thank you for your continued interest in Seligman Communications and Information Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,

/s/ William C. Morris                                          /s/ Brian T. Zino
---------------------------                                    -----------------
William C. Morris                                                  Brian T. Zino
Chairman                                                               President

January 31, 1997

                                                                           -----

================================================================================

SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

[Photo]

{Photo Caption]

SELIGMAN TECHNOLOGY TEAM: (FROM LEFT) PAUL KRIEGER, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), CAROLYN ROGERS, LAWRENCE ROSSO, (SEATED) PAUL WICK (PORTFOLIO MANAGER), STORM BOSWICK

A TEAM APPROACH

SELIGMAN COMMUNICATIONS AND INFORMATION FUND IS MANAGED BY THE SELIGMAN TECHNOLOGY TEAM, HEADED BY PAUL WICK. MR. WICK AND HIS TEAM OF SEASONED RESEARCH PROFESSIONALS VISIT WITH THE MANAGEMENT OF HUNDREDS OF TECHNOLOGY COMPANIES EACH YEAR TO IDENTIFY THOSE THAT OFFER THE GREATEST POTENTIAL FOR GROWTH. STOCKS PURCHASED FOR THE FUND ARE CONTINUALLY MONITORED BY THE TEAM, AND DISCIPLINED BUY AND SELL POLICIES ARE FOLLOWED.

INTERVIEW WITH PAUL WICK, PORTFOLIO MANAGER

Q. HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM IN THE LAST 12 MONTHS?

A. Seligman Communications and Information Fund's total return, based on the net asset value of Class A shares, was 11.94% for the year. Overall, the Fund lagged its peers and the broad market indices in 1996. In the first half of the year, the Fund underperformed primarily due to its weighting in semiconductors and semiconductor-related stocks, which suffered from a lengthy inventory correction. However, the Fund's results improved in the second half of the year, and particularly so in the fourth quarter -- the semiconductor and semiconductor capital equipment sectors rebounded, and the strength of the global personal computer (PC) market became evident. The Fund was also strengthened by its increased sector diversification, particularly by the performance of personal computer and peripheral stocks. The Fund posted a total return in excess of 38% based on the net asset value of Class A shares, from its July 23, 1996, low through December 31, 1996.

Q.   WHAT INFLUENCE DID THE PC MARKET HAVE ON TECHNOLOGY STOCKS IN GENERAL IN
     1996?

A. The resilience of the PC market was a major factor in the resurgence of US technology stocks late in 1996. PC unit sales expanded roughly 18% to approximately 75 million units in 1996, with much of the growth taking place in the second half of the year. Moreover, American companies like Compaq Computer gained market share throughout the world, increasing their rates of growth. The strength in the PC market also extended to suppliers, benefiting manufacturers of disk drives and semiconductors in particular.

Q. HOW COULD THE PC MARKET HAVE BEEN SO STRONG IF US RETAILERS GENERALLY REPORTED POOR SALES TO CONSUMERS IN 1996?

A. The US retail PC market is only 15% of the total world market. Strong sales to US corporations and excellent international sales growth compensated for any weakness seen at US retail stores. In addition, the average purchase price for retail PCs was down approximately 12%, or $400, due to the 80% decline in Dynamic Random Access Memory (DRAM) circuit prices. This drop in retail prices hurt sales figures for retailers, but had little effect on the profits of PC manufacturers. Finally, direct marketers of PCs, such as Gateway 2000, took significant market share away from the retail computer chains in the US.

Q. WHAT OTHER FACTORS INFLUENCED THE RECOVERY OF TECHNOLOGY STOCKS IN THE SECOND HALF OF 1996?

A.   Among the most significant factors were the following:

o In the third quarter, computer and other electronic systems companies began to rebuild inventories, which helped stabilize both prices and lead times in the semiconductor, capacitor, and circuit board markets.

o The rebound in semiconductor orders, which was due to the rebuilding of inventories, also breathed new life into semiconductor capital equipment stocks. While capital spending in the chip industry will likely be reduced 15% in 1997 from 1996 levels, orders now appear to have stabilized to levels that are still profitable for most equipment companies. We believe the favorable order outlook in the chip industry increases the likelihood of a sustained recovery in the semiconductor capital equipment industry.

o DRAM circuit prices began to stabilize after falling 80% in the first eight months of 1996. The demand for increased memory per PC and production cutbacks by DRAM manufacturers were the two key catalysts for this change.

-----
2

o Microsoft's WindowsNT operating system was adopted by businesses much more quickly than expected. This spurred a corporate upgrade cycle to more powerful PCs, which also benefited software vendors selling applications for WindowsNT.

o The Initial Public Offering (IPO) frenzy, so apparent in the first half of 1996, cooled dramatically. Not only were fewer new issues brought to market, but speculative offerings of unprofitable companies were rare.

Q.   HOW DID THE PORTFOLIO CHANGE IN THE FOURTH QUARTER OF 1996?

A. The portfolio became more fully invested, and now holds very little of its assets in cash. In addition, the Fund's weighting in the computer hardware/peripherals area, particularly in the disk drive industry, was increased. New holdings here include Quantum and Read-Rite. Finally, in early January, the Fund's weighting in software stocks was reduced. Profits were taken in Informix, Oracle Systems, Sterling Software, and Microsoft, primarily due to high valuations.

Q.   WHAT IS YOUR INVESTMENT STRATEGY WITH REGARD TO THE INTERNET?

A. Internet service providers and Internet-related software vendors have been notably unprofitable, extraordinarily richly valued, or both. Therefore, we generally have avoided most Internet-related stocks with few exceptions. Many of the Fund's investments in the communications infrastructure area, however, are closely linked to the build-out of the Internet.

Q.   WHAT IS YOUR OUTLOOK FOR MEDIA AND TECHNOLOGY STOCKS IN 1997?

A. We believe that the best growth opportunities remain in the technology sector, as the fundamentals of most media companies are uninspiring. The exception lies in the US radio broadcasting industry, where strong same-station cash flow growth, favorable deregulatory trends, economies of scale, and reasonable valuations combine to offer an appealing backdrop for investment.

     In the technology sector, we expect that major trends seen in 1996 will persist in 1997: PC unit growth in the mid-teens, continued explosive growth of the Internet, steady expansion of network bandwidth around the world, and escalating business adoption of the WindowsNT operating system. In addition, we are quite optimistic about the recovery in the electronic component markets, in particular for semiconductors. While valuations on forward earnings estimates for semiconductor stocks are not inexpensive, we believe that profit margins are poised to expand significantly over the next year.

Q.   WHAT OTHER DEVELOPMENTS ARE TAKING PLACE IN THE TECHNOLOGY MARKET?

A. Several developments in the technology market, which were discussed in last year's Annual Report, have provided us with reasons for an optimistic outlook going forward. Many of the new products are now being shipped.

o 64-bit video game systems are just starting to ship in quantity to the US, invigorating the depressed video game hardware and software markets.

o Digital Video Disk (DVD) players are expected to finally hit US markets early in 1997 after unexpected delays. These new machines can play audio CDs, video game disks, and full-length movies on a single, small disk at high resolution.

o Personal Communications Services (PCS) wireless networks are being built all over America, with activity accelerating in 1997. As part of this service offering, pagers will be capable of storing voice mail messages for the first time.

o The direct broadcast satellite (DBS) industry continues to grow at explosive rates in the US and around the world.

o Intel's early 1997 launch of its multimedia extension (MMX) technology will greatly improve the on-screen graphics of PC games, helping augment PC sales to consumers.

                                                                           -----

================================================================================

SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

PERFORMANCE COMPARISON CHART

DECEMBER 31, 1996

This chart compares a $10,000 hypothetical investment made in Seligman Communications and Information Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1996, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Science and Technology Funds Average (Lipper Science & Technology Average) for the same period. The performances of Seligman Communications and Information Fund Class B and D shares are not shown in this chart, but are included in the table on page 5. It is important to keep in mind that the S&P 500 excludes the effect of any fees or sales charges and the Lipper Science & Technology Average excludes the effect of sales charges.

[The following table represents points that appear in the line chart in the printed version]

SELIGM COMMUNICATIONS AND INFORMATION FUND - CLASS A
                                                           Lipper Science
                     With         Without        S&P 500    & Technology
                Sales Charge    Sales Charge      Index        Average
                ------------    ------------      -----        -------
12/31/86 ......    9,523.41      10,000.00      10,000.00      10,000.00
                  12,349.49      12,967.51      12,135.00      13,021.31
                  12,717.39      13,353.82      12,744.18      13,109.90
                  13,887.95      14,582.97      13,585.29      14,212.87
12/31/87 ......   10,953.15      11,501.28      10,524.53      10,589.32
                  11,275.61      11,839.88      11,123.37      11,130.10
                  12,060.28      12,663.82      11,864.19      12,157.88
                  11,318.60      11,885.03      11,904.53      11,224.20
12/31/88 ......   11,756.32      12,334.66      12,272.38      11,280.61
                  12,725.31      13,362.15      13,142.49      11,680.13
                  13,927.80      14,624.81      14,302.97      12,622.27
                  15,643.96      16,426.86      15,834.82      13,865.82
12/31/89 ......   15,297.10      16,062.64      16,161.01      13,845.09
                  16,129.28      16,936.47      15,674.57      14,490.77
                  17,445.65      18,318.71      16,660.50      16,131.28
                  12,013.74      12,614.97      14,371.35      11,908.70
12/31/90 ......   13,603.70      14,284.50      15,659.02      13,824.22
                  18,388.76      19,309.03      17,934.27      17,661.88
                  16,241.62      17,054.43      17,893.03      16,312.26
                  18,634.15      19,566.70      18,850.30      18,240.11
12/31/91 ......   21,072.75      22,127.34      20,429.96      20,558.91
                  21,764.86      22,854.08      19,913.08      20,700.57
                  19,561.05      20,539.98      20,291.43      19,323.89
                  19,633.91      20,616.48      20,930.61      20,193.68
12/31/92 ......   24,721.09      25,958.25      21,983.42      23,894.90
                  25,062.77      26,317.02      22,944.09      24,441.31
                  28,198.13      29,609.29      23,056.52      26,638.46
                  32,559.49      34,188.92      23,651.38      29,376.74
12/31/93 ......   33,404.16      35,075.86      24,200.09      29,709.51
                  34,871.65      36,616.79      23,282.91      30,321.10
                  32,185.39      33,796.10      23,380.69      28,428.60
                  41,761.41      43,851.35      24,524.01      32,847.74
12/31/94 ......   45,195.94      47,457.76      24,519.11      34,775.85
                  51,551.62      54,131.51      26,907.27      37,162.91
                  66,897.59      70,245.47      29,476.91      44,648.98
                  75,724.92      79,514.57      31,820.32      51,750.32
12/31/95 ......   64,804.29      68,047.42      33,735.91      48,839.07
                  61,326.84      64,395.94      35,547.53      49,141.77
                  61,415.25      64,488.78      37,140.06      52,546.25
                  65,187.40      68,449.70      38,287.68      55,817.24
12/31/96 ......   72,539.59      76,169.81      41,480.88      58,471.33


  Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-----
4

SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1996



                                                                    AVERAGE ANNUAL
                                                      ---------------------------------------------
                            CLASS B                                                       CLASS D
                             SINCE                                                         SINCE
                           INCEPTION       THREE        ONE       FIVE        10         INCEPTION
                            4/22/96       MONTHS       YEAR       YEARS      YEARS        5/3/93
                          ----------    ----------    -------    -------    -------    ------------
CLASS A
With Sales Charge              n/a         6.01%       6.60%      26.80%     21.92%          n/a
Without Sales Charge           n/a        11.28       11.94       28.05      22.51           n/a

CLASS B
With 5% CDSL                  5.30%        6.07         n/a         n/a        n/a           n/a
Without CDSL                 10.30        11.07         n/a         n/a        n/a           n/a

CLASS D
With 1% CDSL                   n/a        10.07       10.07         n/a        n/a           n/a
Without CDSL                   n/a        11.07       11.07         n/a        n/a         33.16%

S&P 500**                    15.00+        8.34       22.96       15.22      15.27         18.29++

LIPPER SCIENCE &
   TECHNOLOGY AVERAGE***      7.37+        4.75       19.72       23.22      19.30         27.80++





NET ASSET VALUE

            DECEMBER 31, 1996   SEPTEMBER 30, 1996   JUNE 30, 1996   MARCH 31, 1996   DECEMBER 31, 1995
            -----------------   ------------------   -------------   --------------   -----------------

CLASS A           $23.51              $22.12             $20.84          $20.81            $21.99
CLASS B            22.62               21.36              20.16           21.51+++            n/a
CLASS D            22.61               21.35              20.16           20.16             21.35



CAPITAL GAIN INFORMATION

FOR YEAR ENDED DECEMBER 31, 1996

                               CAPITAL GAIN
             -----------------------------------------------------
               PAID              REALIZED              UNREALIZED0
               ----              --------              -----------

CLASS A      $1.055               $1.088                  $2.532
CLASS B       1.055                1.088                   2.532
CLASS D       1.055                1.088                   2.532

A fund that concentrates its investments in one economic sector may be subject to greater share price fluctuations than a more diversified fund.

The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

--------------------------------------------------------------------------------

    * Return figures reflect any change in price per share and assume the investment of capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

   ** The S&P 500 is an unmanaged index that assumes reinvestment of estimated dividends, and does not reflect fees and sales charges. Investors may not invest directly in an index.

  *** The Lipper Science & Technology Average is an average of 40 science and technology funds and does not reflect sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Comparison Chart and the Investment Results per Share. Investors may not invest directly in an average.

    + From April 30, 1996.

   ++ From April 30, 1993.

  +++ As of April 22, 1996.

    0 Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.
                                                                           -----

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SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

FEDERAL TAX STATUS OF 1996 GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

The distribution of $1.055 per share, consisting of $0.861 from net long-term gain and $0.194 from net short-term gain, realized on investments from November 1995 to October 1996, was paid on November 22, 1996, to Class A, B, and D shareholders.

     The long-term gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1996 as a long-term gain from the sale of capital assets, no matter how long you may have owned your shares, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less from the date of purchase, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. The net short-term gain is taxable as ordinary income whether paid to you in shares or in cash.

     If the distribution was received in shares, the per share cost basis for federal income tax purposes is $22.45 for Class A shares, and $21.61 and $21.60 for Class B and D shares, respectively.

     A year-end statement of account showing activity for 1996, a Form 1099-DIV, and if applicable, a Form 1099-B has been mailed to each shareholder. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid to the shareholder during the year.

DIVERSIFICATION OF ASSETS

DECEMBER 31, 1996



                                                                                PERCENT OF NET ASSETS
                                                                                     DECEMBER 31,
                                                                                   ----------------
                                         ISSUES        COST             VALUE       1996     1995
                                        --------      -------         --------     ------   -------
NET CASH AND SHORT-TERM HOLDINGS            1    $   17,540,783   $   17,540,783     0.5      1.6
                                          ---    --------------   --------------   -----    -----
COMMON STOCKS:

Broadcasting                               --                --               --      --      1.7
Communications Infrastructure              10       525,090,188      593,616,375    18.1      9.1
Computer Hardware/Peripherals              14       669,944,554      840,106,250    25.7     14.5
Computer Software                          16       450,743,918      482,383,437    14.7     16.0
Contract Manufacturing/Circuit Boards       5        78,044,187       89,258,750     2.7      2.9
Information Services                        4       116,537,811      114,606,250     3.5       --
Internet/On Line                            1        66,536,997       59,850,000     1.8       --
Media                                       4       114,433,325      116,446,000     3.6       --
Publishing                                 --                --               --      --      1.8
Semiconductors                             12       506,973,590      646,393,750    19.8     31.9
Semiconductor Capital Equipment             8       290,006,488      243,353,750     7.4     18.1
Telecommunications                          2        24,747,110       19,493,750     0.6       --
Miscellaneous                               2        56,615,876       50,450,000     1.6      2.4
                                          ---    --------------   --------------   -----    -----
                                           78     2,899,674,044    3,255,958,312    99.5     98.4
                                          ---    --------------   --------------   -----    -----
NET ASSETS                                 79    $2,917,214,827   $3,273,499,095   100.0    100.0
                                          ===    ==============   ==============   =====    =====


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6

================================================================================

SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

LARGEST PORTFOLIO CHANGES
DURING PAST THREE MONTHS

                                                        SHARES
                                               -------------------------
                                                               HOLDINGS
ADDITIONS                                      INCREASE        12/31/96
---------                                      ---------       ---------
C-Cube Microsystems ......................     1,300,000       1,300,000
Computer Associates
  International ..........................       950,000         950,000
Computer Sciences ........................       600,000         600,000
Compuware ................................       950,000         950,000
Electronics for Imaging ..................       450,000         900,000
Etec Systems .............................       850,000       1,150,000
Evergreen Media (Class A) ................     1,632,000       1,632,000
Gateway 2000 .............................       650,000       1,450,000
Structural Dynamics
  Research ...............................     1,400,000       2,600,000
U.S. Robotics ............................       600,000       1,300,000


                                                        SHARES
                                               -------------------------
                                                               HOLDINGS
REDUCTIONS                                      DECREASE        12/31/96
----------                                     ---------       ---------
Analog Devices ...........................     1,000,000              --
Bay Networks .............................     1,500,000              --
Hadco ....................................       510,000         540,000
Informix .................................     1,300,000              --
Microsoft ................................       375,000(1)      150,000
News Corp. (ADRs-Voting
  Preference Shares) .....................     2,000,000              --
Oracle Systems ...........................     1,200,000              --
Western Digital ..........................       500,000              --
Xerox ....................................       900,000              --
Xilinx ...................................     2,400,000              --


Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

(1)Includes 175,000 shares received as a result of a 3-for-2 stock split.

LARGEST PORTFOLIO HOLDINGS

ATDECEMBER 31, 1996

SECURITY                                                             VALUE
----------                                                        ------------
Intel ......................................................      $170,218,750
EMC ........................................................       165,625,000
Cisco Systems ..............................................       140,112,500
Seagate Technology .........................................       110,600,000
3Com .......................................................        95,306,250
U.S. Robotics ..............................................        93,681,250
Parametric Technology ......................................        87,443,750
Lattice Semiconductor ......................................        87,162,500
Maxim Integrated Products ..................................        82,293,750
Gateway 2000 ...............................................        77,665,625

                                                                           -----

================================================================================

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1996

                                              SHARES                    VALUE
                                              ------                    -----
COMMON STOCKS  99.5%

COMMUNICATIONS
INFRASTRUCTURE  18.1%

ASPECT TELECOMMUNICATIONS*
Automated call
distribution equipment                       151,000             $    9,550,750

CABLETRON SYSTEMS*
Manufacturer of computer
interconnection equipment                  2,100,000                 69,825,000

CIDCO*
Caller identification systems
and telephones                             1,500,000                 26,062,500

CISCO SYSTEMS*
Computer network routers                   2,200,000                140,112,500

ECI TELECOMMUNICATIONS
Provider of digital
telecommunications and data
transmissions systems                      2,250,000                 47,671,875

GLENAYRE TECHNOLOGIES*
Manufacturer of paging
infrastructure equipment                   2,000,000                 43,125,000

NETWORK GENERAL*
Developer of network
diagnostic software                        1,500,000                 45,281,250

OAK INDUSTRIES*
Manufacturer of cable
television connectors                      1,000,000                 23,000,000

3COM*
Supplier of adapter cards, hubs,
and routers for local area
computer networks                          1,300,000                 95,306,250

U.S. ROBOTICS*
Modems and remote access
routers                                    1,300,000                 93,681,250
                                                                 --------------
                                                                    593,616,375
                                                                 --------------
COMPUTER HARDWARE/
PERIPHERALS  25.7%

ADAPTEC*
Computer input/output
systems                                      800,000                 32,050,000

COMPAQ COMPUTER*
Global PC manufacturer                       900,000                 66,825,000

ELECTRONICS FOR IMAGING*
Peripherals for color copiers                900,000                 73,687,500

EMC*
Enterprise storage equipment               5,000,000                165,625,000

GATEWAY 2000*
Manufacturer and direct
marketer of personal computers             1,450,000                 77,665,625

IN FOCUS SYSTEMS*
Liquid crystal display systems               700,000                 15,006,250

KOMAG*
Manufacturer of thin film
magnetic media for hard-
disk drives                                2,550,000                 69,009,375

LEXMARK INTERNATIONAL GROUP (CLASS A)*
Manufacturer of laser and
inkjet printers and cartridges             2,650,000                 73,206,250

MYLEX*
Data storage management
devices                                    1,750,000                 21,875,000

QUANTUM*
Storage products for computer
platforms                                    600,000                 17,100,000

READ-RITE*
Manufacturer of thin film
magnetic read-write heads
for hard disk drives                         400,000                 10,050,000

SEAGATE TECHNOLOGY*
Storage products for computer
platforms                                  2,800,000                110,600,000

STORAGE TECHNOLOGY*
Enterprise storage equipment               1,450,000                 69,056,250

VERIFONE*
Transaction automation systems
and Internet commerce solutions            1,300,000                 38,350,000
                                                                 --------------
                                                                    840,106,250
                                                                 --------------
COMPUTER SOFTWARE   14.7%

ACTIVISION*
Entertainment software                     1,000,000                 12,625,000

ANSYS*
Engineering analysis software                850,000                 11,368,750

APPLIX*
Applixware family of software
applications for "real time"
decision making                              225,000                  4,879,687

BMC SOFTWARE*
Developer of utility software                800,000                 33,250,000

CADENCE DESIGN SYSTEMS*
Electronic design
automation software                        1,400,000                 55,650,000

COMPUTER ASSOCIATES INTERNATIONAL*
Software utilities and databases             950,000                 47,262,500

COMPUWARE*
Mainframe software and
consulting services                          950,000                 47,618,750

GEMSTAR INTERNATIONAL*
VCR programming software                     345,000                  5,994,375

INFINITY FINANCIAL TECHNOLOGY*
Client/server software for
financial trading                            200,000                  3,400,000

MENTOR GRAPHICS*
Electronic design
automation software                        3,400,000                 33,362,500

MICROSOFT*
Personal computer software                   150,000                 12,403,125

PARAMETRIC TECHNOLOGY*
Developer of mechanical
design software                            1,700,000                 87,443,750

PURE ATRIA*
Automated Software Quality
(ASQ) diagnostic products                    400,000                  9,825,000

-----
8

                                              SHARES                    VALUE
                                              ------                    -----
COMPUTER SOFTWARE (Continued)

STRUCTURAL DYNAMICS RESEARCH*
Developer of mechanical
design software                            2,600,000               $ 51,512,500

SYNOPSYS*
Integrated circuit
design software                            1,200,000                 55,200,000

3DO*
Developer of video game
software and game platforms                2,200,000                 10,587,500
                                                                 --------------
                                                                    482,383,437
                                                                 --------------
CONTRACT MANUFACTURING/
CIRCUIT BOARDS  2.7%

ADFLEX SOLUTIONS*
Flexible circuit boards                      750,000                  7,500,000

ALTRON*
Printed circuit boards                       900,000                 19,012,500

HADCO*
Printed circuit boards                       540,000                 26,358,750

PRAEGITZER INDUSTRIES*
Printed circuit boards                       500,000                  5,062,500

SCI SYSTEMS*
Assembler of electronic
circuit boards                               700,000                 31,325,000
                                                                 --------------
                                                                     89,258,750
                                                                 --------------
INFORMATION SERVICES  3.5%

COMPUTER SCIENCES*
Computer services                            600,000                 49,275,000

ELECTRONIC DATA SYSTEMS
Computer systems and services                700,000                 30,275,000

FIRST USA PAYMENTECH*
Credit card transaction
processing services                          550,000                 18,631,250

METROMAIL*
Direct mail marketing
information services                         900,000                 16,425,000
                                                                 --------------
                                                                    114,606,250
                                                                 --------------
INTERNET/ON LINE  1.8%

AMERICA ONLINE*
Interactive/Internet services              1,800,000                 59,850,000
                                                                 --------------

MEDIA  3.6%

COX RADIO*
Operator of radio stations                   900,000                 15,750,000

EVERGREEN MEDIA (CLASS A)*
Operator of radio stations                 1,632,000                 40,596,000

INFINITY BROADCASTING (CLASS A)*
Operator of radio stations                 1,700,000                 57,162,500

YOUNG BROADCASTING (CLASS A)*
Network-affiliated TV stations               100,000                  2,937,500
                                                                 --------------
                                                                    116,446,000
                                                                 --------------
SEMICONDUCTORS  19.8%

ADVANCED MICRO DEVICES*
Microprocessors and
FLASH memory circuits                        600,000                 15,450,000

ALTERA*
Field programmable logic
devices                                      300,000                 21,806,250

ATMEL*
Manufacturer of non-volatile
memory circuits                            1,200,000                 39,900,000

C-CUBE MICROSYSTEMS*
Video compression circuits                 1,300,000                 48,018,750

ESS TECHNOLOGY*
Mixed-signal semiconductor
audio solutions                            1,425,000                 40,078,125

INTEL
Producer of microprocessor
circuits for PCs                           1,300,000                170,218,750

INTERNATIONAL RECTIFIER*
Power semiconductors                       2,100,000                 32,025,000

LATTICE SEMICONDUCTOR*
Programmable logic devices                 1,900,000                 87,162,500

MAXIM INTEGRATED PRODUCTS*
Linear and mixed-signal
integrated circuits                        1,900,000                 82,293,750

MICROCHIP TECHNOLOGY*
Field programmable
microcontrollers                           1,325,000                 67,409,375

S3*
Supplier of multi-media
acceleration solutions for PCs             2,350,000                 38,334,375

TOWER SEMICONDUCTOR
Semiconductor foundry services               350,000                  3,696,875
                                                                 --------------
                                                                    646,393,750
                                                                 --------------
SEMICONDUCTOR CAPITAL
EQUIPMENT  7.4%

ASYST TECHNOLOGIES*
Miniature clean-room
environment devices for the
manufacture of silicon wafers                500,000                  8,500,000

CREDENCE SYSTEMS*
Semiconductor test equipment               1,800,000                 35,887,500

ETEC SYSTEMS*
Photomask manufacturing
systems                                    1,150,000                 43,412,500

FUSION SYSTEMS*
Photo-resist strip systems                   590,000                 12,685,000

INTEGRATED PROCESS EQUIPMENT*
Chemical mechanical
planarization equipment                      400,000                  7,175,000

NOVELLUS SYSTEMS*
Chemical vapor
deposition equipment                       1,000,000                 54,187,500

TENCOR INSTRUMENTS*
Wafer inspection devices                   2,100,000                 55,518,750

ULTRATECH STEPPER*
Photolithography systems
for the manufacture of
semiconductors and thin
film recording heads                       1,100,000                 25,987,500
                                                                 --------------
                                                                    243,353,750
                                                                 --------------
                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
DECEMBER 31, 1996

                                              SHARES                    VALUE
                                              ------                    -----

TELECOMMUNICATIONS  0.6%

METROMEDIA INTERNATIONAL GROUP*
Wireless cable TV and
telephone services in
Eastern Europe                             1,000,000               $  9,875,000

MILLICOM INTERNATIONAL CELLULAR*
Cellular telephone service in
developing countries                         300,000                  9,618,750
                                                                 --------------
                                                                     19,493,750
                                                                 --------------
MISCELLANEOUS  1.6%

COGNEX*
Manufacturer of machine
vision systems                             1,600,000                 29,500,000

ELECTRO SCIENTIFIC INDUSTRIES*
Capacitor production systems
and memory chip repair devices               800,000                 20,950,000
                                                                 --------------
                                                                     50,450,000
                                                                 --------------

                                                                      VALUE
                                                                     -------
TOTAL COMMON STOCKS
(Cost $2,899,674,044)                                            $3,255,958,312

SHORT-TERM HOLDINGS  1.7%
(Cost $56,000,000)                                                   56,000,000
                                                                 --------------

TOTAL INVESTMENTS  101.2%
(Cost $2,955,674,044)                                             3,311,958,312

OTHER ASSETS
  LESS LIABILITIES  (1.2)%                                          (38,459,217)
                                                                 --------------

NET ASSETS  100.0%                                               $3,273,499,095
                                                                 ==============

--------------------------------------------------------------------------------
* Non-income producing security.

  Descriptions of companies have not been audited by Deloitte & Touche LLP.

  See Notes to Financial Statements.

-----
10

================================================================================
STATEMENT OF ASSETS
AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments, at value:

   Common stocks (cost $2,899,674,044)      $3,255,958,312
   Short-term holdings (cost $56,000,000)       56,000,000     $  3,311,958,312
                                            --------------
Cash                                                                 22,895,875
Receivable for Capital Stock sold                                     8,597,025
Receivable for securities sold                                       12,697,424
Expenses prepaid to shareholder service agent                         1,213,991
Receivable for interest and dividends                                    55,111
Other                                                                    85,201
                                                                 --------------
TOTAL ASSETS                                                      3,357,502,939
                                                                 --------------

LIABILITIES:
Payable for securities purchased                                     65,404,198
Payable for Capital Stock repurchased                                13,373,204
Accrued expenses, taxes, and other                                    5,226,442
                                                                 --------------
TOTAL LIABILITIES                                                    84,003,844
                                                                 --------------
NET ASSETS                                                       $3,273,499,095
                                                                 ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.10 par value; 1,000,000,000 shares authorized; 140,690,745 shares outstanding):

   Class A                                                       $   10,270,199
   Class B                                                              534,336
   Class D                                                            3,264,540
Additional paid-in capital                                        2,839,708,388
Accumulated net investment loss                                        (102,022)
Undistributed net realized gain                                      63,539,386
Net unrealized appreciation of investments                          356,284,268
                                                                 --------------
NET ASSETS                                                       $3,273,499,095
                                                                 ==============

NET ASSET VALUE PER SHARE:
CLASS A ($2,414,671,963 / 102,701,987 SHARES)                            $23.51
                                                                         ======
CLASS B ($120,848,251 / 5,343,362 SHARES)                                $22.62
                                                                         ======
CLASS D ($737,978,881 / 32,645,396 SHARES)                               $22.61
                                                                         ======
--------------
See Notes to Financial Statements.

                                                                           -----

================================================================================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1996

INVESTMENT INCOME:
Interest                                    $  10,694,818
Dividends                                       4,208,864
Other                                              66,502
                                             ------------
TOTAL INVESTMENT INCOME                                            $ 14,970,184

EXPENSES:

Management fee                                25,710,954
Distribution and service fees                 12,519,068
Shareholder account services                  11,841,402
Shareholder reports and communications         1,449,324
Registration                                     896,964
Custody and related services                     741,000
Shareholders' meeting                            500,353
Auditing and legal fees                          124,893
Directors' fees and expenses                      62,253
Miscellaneous                                     78,411
                                            ------------
TOTAL EXPENSES                                                       53,924,622
                                                                   ------------
NET INVESTMENT LOSS                                                 (38,954,438)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments             153,061,653
Net change in unrealized appreciation
     of investments                          238,743,809
                                            ------------
NET GAIN ON INVESTMENTS                                             391,805,462
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS                             $352,851,024
                                                                   ============
-------------
See Notes to Financial Statements.

----
12

================================================================================
STATEMENTS OF CHANGES
IN NET ASSETS

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                        ----------------------------------
                                                                                              1996              1995
                                                                                        ---------------    ---------------
OPERATIONS:
Net investment loss                                                                     $   (38,954,438)   $   (28,171,024)
Net realized gain on investments                                                            153,061,653        286,492,658
Net change in unrealized appreciation of investments                                        238,743,809         57,543,372
                                                                                        ---------------    ---------------
Increase in net assets from operations                                                      352,851,024        315,865,006
                                                                                        ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:

    Class A                                                                                (105,584,145)      (154,214,314)
    Class B                                                                                  (4,686,401)                --
    Class D                                                                                 (33,293,284)       (50,053,285)
                                                                                        ---------------    ---------------
Decrease in net assets from distributions                                                  (143,563,830)      (204,267,599)
                                                                                        ---------------    ---------------



                                                                 SHARES
                                                    ----------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                    ----------------------------------
                                                          1996               1995
                                                    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
    Class A                                            34,422,498         76,561,941        749,537,882      1,737,333,556
    Class B                                             5,362,644                 --        113,021,809                 --
    Class D                                            11,596,458         25,510,043        243,586,540        562,173,487

Exchanged from associated Funds:
    Class A                                            37,176,372         13,483,088        814,655,013        330,495,561
    Class B                                                94,188                 --          1,982,642                 --
    Class D                                             3,580,521          2,341,411         75,837,958         56,510,269

Shares issued in payment of gain distributions:
    Class A                                             4,368,020          6,353,670         98,062,037        142,362,980
    Class B                                               201,358                 --          4,351,357                 --
    Class D                                             1,434,633          2,144,837         30,988,033         46,674,570
                                                    -------------      -------------     --------------     --------------
Total                                                  98,236,692        126,394,990      2,132,023,271      2,875,550,423
                                                    -------------      -------------     --------------     --------------
Cost of shares repurchased:
    Class A                                           (21,671,916)       (11,847,319)      (474,588,279)      (290,139,169)
    Class B                                              (126,718)                --         (2,780,813)                --
    Class D                                            (7,424,660)        (3,422,232)      (156,046,056)       (83,392,097)

Exchanged into associated Funds:
    Class A                                           (39,839,103)       (14,791,476)      (874,567,022)      (372,155,193)
    Class B                                              (188,110)                --         (4,005,480)                --
    Class D                                            (5,088,386)        (3,918,130)      (105,848,538)       (95,078,586)
                                                    -------------      -------------     --------------     --------------
Total                                                 (74,338,893)       (33,979,157)    (1,617,836,188)      (840,765,045)
                                                    -------------      -------------     --------------     --------------
Increase in net assets from capital
  share transactions                                   23,897,799         92,415,833        514,187,083      2,034,785,378
                                                    =============      =============     --------------     --------------
Increase in net assets                                                                      723,474,277      2,146,382,785

NET ASSETS:

Beginning of year                                                                         2,550,024,818        403,642,033
                                                                                         --------------     --------------
End of year (including accumulated net
  investment loss o $102,022 and
  $84,925, respectively)                                                                 $3,273,499,095     $2,550,024,818
                                                                                         ==============     ==============


----------------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

                                                                           -----

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. Seligman Communications and Information Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution and service fees were the only class-specific expenses.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1996, amounted to $3,675,226,964 and $3,320,787,027, respectively.

     At December 31, 1996, the cost of investments for federal income tax purposes was $2,970,854,990 and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $577,562,542 and $236,459,220, respectively.

4. At December 31, 1996, the Fund owned short-term investments which matured in less than 7 days.

5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. Effective February 8, 1996, the Manager receives a fee, calculated daily and payable monthly, equal to 0.90% of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. Prior to February 8, 1996, the management fee rate was 0.75% per annum of the Fund's average daily net assets. The management fee reflected in the Statement of Operations represents 0.89% per annum of Fund's average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $3,145,037 from sales of Class A shares, after commissions of $25,669,252 paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal

----
14

--------------------------------------------------------------------------------

services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1996, fees incurred aggregated $5,387,056 or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D share only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1996, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $432,778 and $6,699,234, respectively. The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1996, such charges amounted to $581,998.

     The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B share distribution fees retained by the Distributor for the year ended December 31, 1996, was $287,656.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1996, Seligman Services, Inc. received commissions of $772,408 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $714,490, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $11,833,406 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     Fees of $60,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1996, of $102,022 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. Effective July 31, 1996, the Fund entered into a $280 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.75% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. The Fund made no borrowings during the period ended December 31, 1996.

                                                                           -----

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts. The total return based on net asset value measures each Class's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized. Average commission rate paid represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.


                                                 CLASS A                       CLASS B               CLASS D
                           -----------------------------------------------    ---------     -------------------------
                                         YEAR ENDED DECEMBER 31,              4/22/96*       YEAR ENDED DECEMBER 31,      5/3/93*
                           -----------------------------------------------       TO         -------------------------       TO
                            19960       19950     19940    1993      1992     12/31/960     19960     19950     19940    12/31/93
                           ------      ------    ------   ------    ------    ---------     -----     -----     -----    --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
   beginning of period     $21.99      $16.64    $13.43   $12.30    $11.57     $21.51      $21.35    $16.31   $13.32     $12.24
                           ------      ------    ------   ------    ------     ------      ------    ------   ------     ------
Net investment loss         (0.26)      (0.33)    (0.19)   (0.14)    (0.12)     (0.28)      (0.40)    (0.50)   (0.33)     (0.05)
Net realized and
  unrealized
  investment gain           2.84         7.59      4.86     4.37      2.09       2.45        2.72      7.45     4.78       4.23
                           ------      ------    ------   ------    ------     ------      ------    ------   ------     ------
Increase from investment
   operations                2.58        7.26      4.67     4.23      1.97       2.17        2.32      6.95     4.45       4.18
Distributions from
   net gain realized        (1.06)      (1.91)    (1.46)   (3.10)    (1.24)     (1.06)      (1.06)    (1.91)   (1.46)     (3.10)
                           ------      ------    ------   ------    ------     ------      ------    ------   ------     ------
Net increase in net
   asset value               1.52        5.35      3.21     1.13      0.73       1.11        1.26      5.04     2.99       1.08
                           ------      ------    ------   ------    ------     ------      ------    ------   ------     ------
Net asset value,
   end of period           $23.51      $21.99    $16.64   $13.43    $12.30     $22.62      $22.61    $21.35   $16.31     $13.32
                           ======      ======    ======   ======    ======     ======      ======    ======   ======     ======


TOTAL RETURN BASED
   ON NET ASSET VALUE:      11.94%      43.39%    35.30%   35.13%    17.31%     10.30%      11.07%    42.37%   33.94%   34.89%

RATIOS/SUPPLEMENTAL
   DATA:

Expenses to average net
   assets                    1.68%       1.61%     1.65%    1.63%     1.51%      2.44%+      2.43%      2.37%    2.50%    2.56%+
Net investment loss to
   average net assets       (1.16)%     (1.31)%   (1.27)%  (1.39)%   (1.18)%    (1.96)%+    (1.91)%    (2.07)%  (2.20)%  (2.33)%+
Portfolio turnover         121.32%      65.77%   104.08%  137.10%   110.42%    121.32%++   121.32%     65.77%  104.08%  137.10%+++
Average commission
  rate paid                $.0531                                              $.0531++    $.0531
Net assets, end
  of period
  (000s omitted)        $2,414,672  $1,940,693  $307,542  $92,987   $57,001   $120,848    $737,979   $609,332  $96,100   $7,833

------------------
   * Commencement of offering of shares.
   0 Per share amounts for the periods ended December 31, 1996, 1995, and 1994, are calculated based on average shares outstanding.
   + Annualized.
  ++ For the year ended December 31, 1996.
 +++ For the year ended December 31, 1993.
See Notes to Financial Statements.

----
16

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

--------------------------------------------------------------------------------

----
17

BOARD OF
DIRECTORS

--------------------------------------------------------------------------------
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
SENIOR PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE,
    Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated CHAIRMAN AND PRESIDENT, Seligman Data Corp.

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee

--------------------------------------------------------------------------------

-----
18

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

PAUL H. WICK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder
                  Services
(800) 445-1777    Retirement Plan
                  Services
(800) 622-4597    24-Hour
                  Automated
                  Telephone Access
                  Service

--------------------------------------------------------------------------------

                                                                           -----

                       SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF
                                     [Logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
 SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION
    ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE
             PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


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